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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of CacheFlow Inc. of our report dated June 23, 2000 relating to the financial statements of Entera, Inc., which appears in the Current Report on Form 8-K/A of CacheFlow Inc. dated February 15, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 15, 2001